                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2005


                        CIT Equipment Collateral 2004-VT1
             (Exact Name of Registrant as Specified in its Charter)


                    Delaware                                333-53688-03                          83-0388773
 (State or other jurisdiction of incorporation)       (Commission File Number)        (IRS Employer Identification No.)


                            c/o The Bank of New York
                        Attn: Corporate Trust Department,
                        CIT Equipment Collateral 2004-VT1
                        101 Barclay Street, Floor 12 East
                            New York, New York 10286
              (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (212) 328-7538



                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                 Financial Statements and Exhibits.
                           ----------------------------------

(c).    Exhibits.

         The following are filed herewith. The exhibit numbers correspond with items 601 of Regulation S-K.

Exhibit No.                         Description
-----------                         -----------
99.1.1                              Pool Data Report

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CIT EQUIPMENT COLLATERAL 2004-VT1


                                            By: CIT FINANCIAL USA, INC.,
                                             as Servicer


                                            By: /s/ Usama Ashraf
                                               ---------------------------------
                                                   Name:      Usama Ashraf
                                                   Title:     Vice President




Dated:   August 31, 2005